                                                                   Exhibit 10.23

OUR CREDIT NO.      ISSUE DATE        EXPIRY DATE       LETTER OF CREDIT AMOUNT
--------------      ----------        -----------       -----------------------
XXX                 1/30/2003         1/30/2004             USD $8,500,000

BENEFICIARY                               APPLICANT
-----------                               ---------
PINE RIDGE FINANCIAL, INC.                MILLENNIUM CELL INC.
C/O CAVALLO CAPITAL CORP.                 1 INDUSTRIAL WAY WEST
660 MADISON AVENUE, 18TH FLOOR            EATONTOWN, NJ 07724
NEW YORK, NEW YORK 10022


DEAR BENEFICIARY:

WE HEREBY ESTABLISH OUR CLEAN STANDBY LETTER OF CREDIT IN YOUR FAVOR, AS BENEFICIARY, WHICH IS AVAILABLE BY PAYMENT AGAINST THE FOLLOWING DOCUMENTS:

1) A DOCUMENT TITLED ON ITS FACE "SIGHT DRAFT" IN ACCORDANCE WITH EXHIBIT A, ATTACHED HERETO AND APPROPRIATELY COMPLETED.

2) AN ORIGINAL OF A "CERTIFICATE OF DRAW", IN THE FORM OF EXHIBIT B, ATTACHED HERETO, APPROPRIATELY COMPLETED AND SIGNED BY AN AUTHORIZED OFFICER OF THE BENEFICIARY.

3) THE ORIGINAL OF THIS LETTER OF CREDIT AND ALL AMENDMENTS, IF ANY, FOR OUR ENDORSEMENT. (IF YOUR DEMAND REPRESENTS A PARTIAL DRAWING HEREUNDER, WE WILL ENDORSE THE ORIGINAL CREDIT AND RETURN SAME TO YOU FOR POSSIBLE FUTURE CLAIMS. IF, HOWEVER, YOUR DEMAND REPRESENTS A FULL DRAWING OR IF SUCH DRAWING IS PRESENTED ON THE DAY OF THE RELEVANT EXPIRATION DATE HEREOF, WE WILL HOLD THE ORIGINAL FOR OUR FILES AND REMOVE SAME FROM CIRCULATION.)

THIS LETTER OF CREDIT SETS FORTH IN FULL THE TERMS OF OUR UNDERTAKING AND SUCH UNDERTAKING SHALL NOT IN ANY WAY BE MODIFIED, AMENDED OR AMPLIFIED BY REFERENCE TO ANY DOCUMENT OR INSTRUMENT REFERRED TO HEREIN OR IN WHICH THIS LETTER OF CREDIT IS REFERRED TO OR TO WHICH THIS LETTER OF CREDIT RELATES AND ANY SUCH REFERENCE SHALL NOT BE DEEMED TO INCORPORATE HEREIN BY REFERENCE ANY DOCUMENT OR INSTRUMENT.

IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE PRESENT OR ANY FUTURE EXPIRY DATE UNLESS AT LEAST 60 DAYS (SIXTY DAYS) PRIOR TO SUCH EXPIRATION DATE, WE NOTIFY YOU IN WRITING BY CERTIFIED MAIL OR EXPRESS COURIER THAT WE ELECT NOT
TO RENEW THIS LETTER OF CREDIT FOR ANY SUCH ADDITIONAL ONE YEAR PERIOD. HOWEVER, THIS STANDBY LETTER OF CREDIT SHALL NOT BE EXTENDED BEYOND 2/10/2006* WHICH
WILL BE CONSIDERED THE FINAL EXPIRATION DATE.

WE ENGAGE WITH YOU THAT ALL DOCUMENTS PRESENTED IN COMPLIANCE WITH THE TERMS OF THIS LETTER OF CREDIT WILL BE DULY HONORED BY US IF DELIVERED TO WACHOVIA BANK, NATIONAL ASSOCIATION, ATTN: LETTER OF CREDIT DEPARTMENT, MAIL CODE NC 6034, 401 LINDEN STREET, WINSTON-SALEM, NORTH CAROLINA 27101, PRIOR TO 3 P.M. ON OR BEFORE THE EXPIRATION DATE HEREOF.

  CONTINUED ON NEXT PAGE WHICH FORMS AN INTEGRAL PART OF THIS LETTER OF CREDIT

IRREVOCABLE STANDBY LETTER OF CREDIT NO. XXX                          PAGE NO. 2

UPON RECEIPT BY THE UNDERSIGNED OF A CERTIFICATE IN THE FORM OF EXHIBIT C ATTACHED HERETO SIGNED BY AN AUTHORIZED OFFICER OF BENEFICIARY AND APPLICANT, STATING THAT THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT OF THE DEBENTURE HAS BEEN REDUCED BY EITHER PAYMENT OR CONVERSION INTO CAPITAL STOCK OR UNSECURED CONVERTIBLE DEBENTURES AND SETTING FORTH THE AMOUNT OF SUCH REDUCTION, THE AMOUNT OF THIS LETTER OF CREDIT WILL BE AUTOMATICALLY REDUCED WITHOUT AMENDMENT. IT IS A CONDITION OF THIS LETTER OF CREDIT THAT DOCUMENTS MAY ALSO BE PRESENTED AT THE COUNTERS OF OUR NEW YORK BRANCH LOCATED AT 11 PENN PLAZA, NEW YORK, NY 10001 FOR FURTHER DELIVERY TO WACHOVIA BANK, NATIONAL ASSOCIATION, ATTN: LETTER OF CREDIT DEPARTMENT, MAIL CODE NC 6034, 401 LINDEN STREET, WINSTON-SALEM, NORTH CAROLINA 27101.

NOTE: IN THE EVENT THAT THE BENEFICIARY ELECTS TO PRESENT DOCUMENTS AT THE COUNTER OF OUR NEW YORK BRANCH, THE BENEFICIARY MUST IMMEDIATELY INSTRUCT THE BRANCH MANAGER TO CONTACT ONE OF THE FOLLOWING PERSONS IN THE STANDBY LETTER OF CREDIT DEPARTMENT:

1) LUISA CIARDI (336) 735-3365
2) RHONDA SULIER (336) 735-3370

EXCEPT SO FAR AS OTHERWISE EXPRESSLY STATED HEREIN THIS LETTER OF CREDIT IS SUBJECT TO THE "INTERNATIONAL STANDBY PRACTICES 1998 (ISP 98), PUBLICATION NO. 590."

ALL INQUIRIES REGARDING THIS CREDIT SHOULD BE DIRECTED TO US AT OUR PHONE NUMBER 1-800-776-3862.


/s/ Luisa Ciardi
------------------------------
AUTHORIZED SIGNATURE

                                   EXHIBIT A

                                  SIGHT DRAFT

$                                               [CITY), [STATE]
                                                [MONTH]     , 200

      AT SIGHT, PAY TO THE ORDER OF PINE RIDGE FINANCIAL INC. THE SUM OF
[AMOUNT IN WORDS] DOLLARS ($             ).

      VALUE RECEIVED, AND CHARGE TO THE ACCOUNT OF MILLENNIUM CELL INC.

      DRAWN UNDER WACHOVIA BANK, NATIONAL ASSOCIATION STANDBY LETTER OF CREDIT NO. SM201862W, DATED JANUARY 30, 2003, ISSUED BY WACHOVIA BANK, NATIONAL ASSOCIATION IN FAVOR OF PINE RIDGE FINANCIAL, INC. FOR THE ACCOUNT OF MILLENNIUM CELL INC.

                                         PINE RIDGE FINANCIAL, INC.

                                         BY:
                                            -----------------------------------
                                         NAME:
                                         TITLE:


PLEASE REMIT PROCEEDS TO OUR ACCOUNT AT:

                                    EXHIBIT B

                              CERTIFICATE OF DRAW

      THE UNDERSIGNED HEREBY CERTIFIES TO WACHOVIA BANK, NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO THE STANDBY LETTER OF CREDIT NO. SM201862W (THE "LETTER OF CREDIT") ISSUED BY THE BANK IN FAVOR OF PINE RIDGE FINANCIAL, INC.,
THAT:

1.    I AM THE       OF PINE RIDGE FINANCIAL, INC. AND AM AUTHORIZED TO EXECUTE
      AND DELIVER THIS CERTIFICATE TO THE BANK ON BEHALF OF PINE RIDGE FINANCIAL, INC.

2. PURSUANT TO SECTION 2(d) OF THE SECURED CONVERTIBLE DEBENTURE DATED JANUARY 27, 2003, MADE BY MILLENNIUM CELL INC. PAYABLE TO THE ORDER OF PINE RIDGE FINANCIAL, INC. IN THE ORIGINAL PRINCIPAL AMOUNT OF $8,500,000.00 (THE "DEBENTURE"), PINE RIDGE FINANCIAL, INC. IS ENTITLED TO
      $               UNDER THE LETTER OF CREDIT.

3.    THE AMOUNT OF THE LETTER OF CREDIT DISBURSEMENT DEMANDED HEREBY IS
      $                 .


  IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND THIS     DAY OF       200 .

                                          PINE RIDGE FINANCIAL, INC.

                                          BY:
                                             ----------------------------------
                                          NAME:
                                          TITLE:

                                    EXHIBIT C

                            CERTIFICATE OF REDUCTION

      THE UNDERSIGNED HEREBY CERTIFIES TO WACHOVIA BANK, NATIONAL ASSOCIATION (THE "BANK") WITH REFERENCE TO THE STANDBY LETTER OF CREDIT NO. SM201862W (THE "LETTER OF CREDIT") ISSUED BY THE BANK IN FAVOR OF PINE RIDGE FINANCIAL, INC.,
THAT:

1.    I AM THE          OF PINE RIDGE FINANCIAL, INC. AND AM AUTHORIZED TO
      EXECUTE AND DELIVER THIS CERTIFICATE TO THE BANK ON BEHALF OF PINE RIDGE FINANCIAL, INC.

2.    THE UNDRAWN FACE AMOUNT OF THE LETTER OF CREDIT AS OF THE DATE HEREOF
      EQUALS $         .

3. THE AGGREGATE OUTSTANDING PRINCIPAL AMOUNT UNDER THE SECURED CONVERTIBLE DEBENTURE DATED JANUARY 30, 2003 MADE BY MILLENNIUM CELL INC. PAYABLE TO THE ORDER OF PINE RIDGE FINANCIAL, INC. IN THE ORIGINAL PRINCIPAL AMOUNT OF $8,500,000 (THE "DEBENTURE") HAS BEEN REDUCED BY [PAYMENT IN THE AMOUNT
      OF $              BY MILLENNIUM CELL INC.] [VIRTUE OF THE CONVERSION OF
      $     OF SUCH PRINCIPAL AMOUNT OUTSTANDING ON THE DEBENTURE INTO SHARES OF
      CAPITAL STOCK OR UNSECURED CONVERTIBLE DEBENTURES OF MILLENNIUM CELL INC.]
      ON        , 200_.

4.    WE CONSENT TO A REDUCTION IN THE UNDRAWN FACE AMOUNT OF THE LETTER OF
      CREDIT TO $        , REPRESENTING THE OUTSTANDING PRINCIPAL AMOUNT OF THE
      LETTER OF CREDIT AS OF [INSERT DATE SET FORTH IN PARAGRAPH 3 ABOVE].

  IN WITNESS WHEREOF, I HAVE HEREUNTO SET MY HAND THIS     DAY OF       200 .

                                        PINE RIDGE FINANCIAL, INC.

                                        BY:
                                           ------------------------------------
                                        NAME:
                                        TITLE:



                                        MILLENNIUM CELL INC.

                                        BY:
                                           ------------------------------------
                                        NAME:
                                        TITLE: